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                                                                     EX-99.B(16)


        Schedule of Computation of Performance Quotations
                           (unaudited)


This Schedule is included to illustrate how total return will be calculated. The examples presented use actual data for the Fund.
1.   Total Return

     (a)  Average Annual Total Return Pursuant to SEC Rules

          (i)   One Year ERV
                      n
                P(1+T)  = one year ERV

                P = initial payment = $1,000

                ERV = $830

                n = number of years = 1

                T = total return = -17.04%

          (ii)  Five Year ERV
                      n
                P(1+T)  = Five Year ERV

                P = initial payment = $1,000

                ERV = $775

                n = number of years = 5

                T = average annual total return = -4.97%

          (iii) ERV since effectiveness
                      n
                P(1+T)  = ERV since 11/18/86

                P = initial payment = $1,000

                ERV = $1,121
                                        10.5
                                        ----
                n = number of years = 5  12

                T = average annual total return = 1.96%

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     (b)  Average Annual Total Return Pursuant to Non-
          Standardized Computation

          (i)   One Year ERV
                      n
                P(1+T)  = one year ERV

                P = initial investment = $10,000

                One Year ERV = $8,620

                n = number of years = 1

                T = total return = -13.8%

          (ii)  Five Year ERV
                      n
                P(1+T)  = Five Year ERV

                P = initial investment = $10,000

                Five Year ERV = $10,621

                n = number of years = 5

                T = average annual total return = 1.21%

          (iii) ERV since effectiveness
                      n
                P(1+T)  = ERV since 11/18/86

                P = initial investment = $10,000

                ERV = $11,481
                                        11.5
                                        ----
                n = number of years = 5  12

                T = average annual total return = 2.35%